UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
July 12, 2016
Date of Report (Date of earliest event reported)

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)

Ireland	001-33500	98-1032470
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
Fourth Floor, Connaught House, One Burlington Road, Dublin 4, Ireland
(Address of principal executive offices, including zip code)
011-353-1-634-7800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On May 27, 2016, Jazz Pharmaceuticals plc, an Irish public limited company (“Parent”), Plex Merger Sub, Inc., a Delaware corporation and indirect wholly owned subsidiary of Parent (“Purchaser”), and Celator Pharmaceuticals, Inc., a Delaware corporation (“Celator”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”). Under the terms of the Merger Agreement, Parent, through Purchaser, commenced a cash tender offer to acquire all of the outstanding shares of Celator’s common stock (the “Shares”) for $30.25 per Share, net to the seller in cash, without interest (less any required withholding taxes), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 10, 2016 (as amended or supplemented, the “Offer to Purchase”), and the Letter of Transmittal (the “Letter of Transmittal” and, together with the Offer to Purchase, the “Offer”).
On July 12, 2016, Parent filed a Current Report on Form 8-K (the "Original Form 8-K") reporting that as of the expiration of the Offer, a total of 36,516,173 Shares were validly tendered and not validly withdrawn, which represented approximately 81.13% of the then outstanding Shares. The condition to the Offer that more than 50% of the then outstanding Shares shall have been validly tendered and not validly withdrawn prior to the expiration of the Offer had been satisfied. As a result, Purchaser accepted for payment all Shares that were validly tendered and not validly withdrawn. In addition, notices of guaranteed delivery were delivered with respect to 2,016,237 additional Shares, representing approximately 4.48% of the outstanding Shares.
On July 12, 2016, Purchaser completed its acquisition of Celator pursuant to the terms of the Merger Agreement (the "Celator Acquisition"). Purchaser merged with and into Celator, with Celator continuing as the surviving corporation and as an indirect wholly owned subsidiary of Parent (the “Merger”). Pursuant to the Merger Agreement, at the time the Merger became effective, each Share then outstanding (other than Shares owned by Celator, Parent or Purchaser) was converted into the right to receive $30.25, net to the seller in cash, without interest (less any required withholding taxes), which is the same price per Share as was paid in the Offer.
This Current Report on Form 8-K/A amends the Original Form 8-K to provide the consolidated financial statements of Celator as required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b).
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
The audited consolidated financial statements of Celator as of December 31, 2015 and 2014 and for the years then ended, and the notes related thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference. The consent of KPMG LLP, the independent registered public accounting firm of Celator, is attached hereto as Exhibit 23.1 to this Current Report on Form 8-K/A.
The unaudited consolidated financial statements of Celator as of June 30, 2016 and December 31, 2015 and for the six months ended June 30, 2016 and 2015, and the notes related thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information
The unaudited pro forma condensed combined financial statements as of and for the six months ended June 30, 2016 and for the year ended December 31, 2015, and the notes related thereto, each giving effect to the Celator Acquisition, are included as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated as of May 27, 2016, by and among Jazz Pharmaceuticals plc, Plex Merger Sub, Inc. and Celator Pharmaceuticals, Inc. (incorporated herein by reference to Exhibit 2.1 in Jazz Pharmaceuticals plc’s current report on Form 8-K (File No. 001-33500), as filed with the SEC on May 31, 2016).*

23.1	Consent of KPMG LLP
99.1
Press Release, issued by Jazz Pharmaceuticals plc, dated July 12, 2016 (incorporated herein by reference to Exhibit 99.1 in Jazz Pharmaceuticals plc’s current report on Form 8-K (File No. 001-33500), as filed with the SEC on July 12, 2016).

99.2	Audited consolidated financial statements of Celator as of and for the years ended December 31, 2015 and 2014, and the notes related thereto.
99.3	Unaudited consolidated financial statements of Celator as of June 30, 2016 and December 31, 2015 and for the six months ended June 30, 2016 and 2015, and the notes related thereto.
99.4	Unaudited pro forma condensed combined financial statements as of and for the six months ended June 30, 2016 and for the year ended December 31, 2015, and the notes related thereto.

*
Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Jazz Pharmaceuticals plc undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

By:	/s/ Karen J. Wilson
Karen J. Wilson
Senior Vice President, Finance
(Principal Accounting Officer)

Date: September 27, 2016

EXHIBIT INDEX

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated as of May 27, 2016, by and among Jazz Pharmaceuticals plc, Plex Merger Sub, Inc. and Celator Pharmaceuticals, Inc. (incorporated herein by reference to Exhibit 2.1 in Jazz Pharmaceuticals plc’s current report on Form 8-K (File No. 001-33500), as filed with the SEC on May 31, 2016).*

23.1	Consent of KPMG LLP
99.1
Press Release, issued by Jazz Pharmaceuticals plc, dated July 12, 2016 (incorporated herein by reference to Exhibit 99.1 in Jazz Pharmaceuticals plc’s current report on Form 8-K (File No. 001-33500), as filed with the SEC on July 12, 2016).

99.2	Audited consolidated financial statements of Celator as of and for the years ended December 31, 2015 and 2014, and the notes related thereto.
99.3	Unaudited consolidated financial statements of Celator as of June 30, 2016 and December 31, 2015 and for the six months ended June 30, 2016 and 2015, and the notes related thereto.
99.4	Unaudited pro forma condensed combined financial statements as of and for the six months ended June 30, 2016 and for the year ended December 31, 2015, and the notes related thereto.

*
Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Jazz Pharmaceuticals plc undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.